AMRESCO, INC.
               1997 STOCK OPTION PLAN

ARTICLE 1.     Establishment, Purpose and Duration

     1.1 Establishment of the Plan. AMRESCO, INC., a Delaware corporation (hereinafter referred to as AMRESCO), hereby establishes a stock option plan to be known as the AMRESCO, INC. 1997 Stock Option Plan (the Plan), as set forth in this document. The Plan permits the grant of Nonqualified Stock Options and Incentive Stock Options.

     The Plan shall become effective as of February 25, 1997 (the
Effective Date) and shall remain in effect as provided in Section
1.3.

     1.2 Purpose of the Plan. The purpose of the Plan is to secure for AMRESCO and its stockholders the benefits of the incentive inherent in stock ownership in AMRESCO by key employees, directors and other persons who are largely responsible for its future growth and continued success. The Plan promotes the success and enhances the value of AMRESCO by linking the personal interests of Participants to those of AMRESCO's stockholders and by providing Participants with an incentive for outstanding performance.

     The Plan is further intended to provide flexibility to AMRESCO in its ability to motivate, attract and retain the services of Participants upon whose judgment, interest and special effort the successful conduct of its operation largely depends.

     1.3 Duration of the Plan. The Plan shall commence on the Effective Date and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to Article 11, until the day prior to the tenth
(10th) anniversary of the Effective Date.

ARTICLE 2.  Definitions

     Whenever used herein, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:

     (a) Award means, individually or collectively, a grant under this Plan of Nonqualified Stock Options or Incentive Stock
Options.

     (b) Award Agreement means an agreement entered into by each Participant and AMRESCO, setting forth the terms and provisions applicable to Awards granted to Participants hereunder.

     (c) Beneficial Owner or Beneficial Ownership shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

     (d) Board or Board of Directors means the board of directors of AMRESCO.

     (e) Cause means: (i) willful misconduct on the part of a Participant that is materially detrimental to AMRESCO; or (ii) the indictment of a Participant for the commission of a felony. The existence of Cause under either (i) or (ii) shall be determined by the Committee. Notwithstanding the foregoing, if the Participant has entered into an employment agreement that is binding as of the date of employment termination, and if such employment agreement defines Cause and/or provides a means of determining whether Cause exists, the definition of Cause and the means of determining whether Cause exists provided for in the employment agreement shall apply to the Participant for purposes hereof.

     (f)  Change in Control shall be deemed to have occurred if:

          (i) An acquisition by any Person of Beneficial Ownership of the Shares then outstanding (AMRESCO Common Stock Outstanding) or the voting securities of AMRESCO then outstanding entitled to vote generally in the election of directors (AMRESCO Voting Securities Outstanding); provided such acquisition of Beneficial Ownership would result in the Person's beneficially owning (within the meaning of Rule 13d-3 promulgated under the Exchange Act) twenty-five percent (25%) or more of AMRESCO Common Stock Outstanding or twenty-five percent (25%) or more of the combined voting power of AMRESCO Voting Securities Outstanding; and provided further, that immediately prior to such acquisition such Person was not a direct or indirect Beneficial Owner of twenty-five percent (25%) or more of AMRESCO Common Stock Outstanding or twenty-five percent (25%) or more of the combined voting power of AMRESCO Voting Securities Outstanding, as the case may be; or

          (ii) The approval of the stockholders of AMRESCO of a reorganization, merger, consolidation, complete liquidation or dissolution of AMRESCO, the sale or disposition of all or substantially all of the assets of AMRESCO or similar corporate transaction (in each case referred to in this Section 2(f) as a Corporate Transaction) or, if consummation of such Corporate Transaction is subject, at the time of such approval by stockholders, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly); or

          (iii) A change in the composition of the Board such that the individuals who, as of the Effective Date, constitute the Board (such Board shall be hereinafter referred to as the Incumbent Board) cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this Section 2(f), that any individual who becomes a member of the Board subsequent to the Effective Date whose election, or nomination for election by AMRESCO's stockholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided, further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act, including any successor to such Rule) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board.

Notwithstanding the provisions set forth in subparagraphs (i) and
(ii) of this Section 2(f), the following shall not constitute a Change in Control for purposes hereof: (1) any acquisition of shares of common stock of AMRESCO by, or consummation of a Corporate Transaction with, any Subsidiary or an employee benefit plan (or related trust) sponsored or maintained by AMRESCO or an affiliate; or (2) any acquisition of shares of common stock of AMRESCO, or consummation of a Corporate Transaction, following which more than fifty percent (50%) of the shares of common stock then outstanding of the corporation resulting from such acquisition or Corporate Transaction and more than fifty percent (50%) of the combined voting power of the voting securities then outstanding of such corporation entitled to vote generally in the election of directors, is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were Beneficial Owners of AMRESCO Common Stock Outstanding and AMRESCO Voting Securities Outstanding, respectively, immediately prior to such acquisition or Corporate Transaction in substantially the same proportions as their ownership, immediately prior to such acquisition or Corporate Transaction, of AMRESCO Common Stock Outstanding and AMRESCO Voting Securities Outstanding, as the case may be.

     (g) Code means the Internal Revenue Code of 1986, as amended from time to time.
     (h) Committee means the committee appointed by the Board to administer the Plan with respect to grants of Awards, as specified in Article 3.

     (i) Director means any individual who is a member of the Board of Directors.

     (j) Disability shall have the meaning ascribed to such term in the AMRESCO long-term disability plan covering the Participant, or in the absence of such plan, a meaning consistent with Section 22(e)(3) of the Code.

     (k) Employee means any full-time, salaried employee of AMRESCO, or AMRESCO's Subsidiaries.

     (l) Exchange Act means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

     (m)  Fair Market Value shall be determined as follows:

     (i) If, on the relevant date, the Shares are traded on a national or regional securities exchange or on The Nasdaq Stock Market (Nasdaq) and closing sale prices for the Shares are customarily quoted, on the basis of the closing sale price on the principal such securities exchange on which the Shares may then be traded or, if there is no such sale on the relevant date, then on the immediately preceding day on which a sale was reported;

          (ii) If, on the relevant date, the Shares are not listed on any securities exchange or traded on Nasdaq, but nevertheless are publicly traded and reported on Nasdaq without closing sale prices for the Shares being customarily quoted, on the basis of the mean between the closing bid and asked quotations in such other over-the-counter market as reported by Nasdaq; but, if there are no bid and asked quotations in the over-the-counter market as reported by Nasdaq on that date, then the mean between the closing bid and asked quotations in the over-the-counter market as reported by Nasdaq on the immediately preceding day such bid and asked prices were quoted; and

          (iii) If, on the relevant date, the Shares are not publicly traded as described in (i) or (ii), on the basis of the good faith determination of the Committee.

     (n) Incentive Stock Option or ISO means an option to purchase Shares, granted under Article 6 which is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code.

     (o) Insider shall mean a Person who is, on the relevant date, a director, officer or ten percent (10%) beneficial owner of any class of AMRESCO's equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under
Section 16 of the Exchange Act.

     (p) Named Executive Officer means a Participant who, as of the date of vesting and/or payout of an Award is one of the group of covered employees, as defined in the regulations promulgated under Code Section 162(m), or any successor statute.

     (q) Nonqualified Stock Option or NQSO means an option to purchase Shares granted under Article 6 which is not intended to meet, or does not meet, the requirements of Code Section 422.

     (r)  Option means an Incentive Stock Option or a
Nonqualified Stock Option.

     (s) Option Price means the price at which a Share may be purchased by a Participant pursuant to an Option, as determined by the Committee.

     (t) Participant means an Employee, director or other Person who has been granted an Award which is outstanding.

     (u)  Person shall have the meaning ascribed to such term in
Section 3(a)(9) of the Exchange Act and used in Section 13(d) and 14(d) thereof, including a group as defined in Section 13(d) thereof.

     (v) Retirement shall have the meaning ascribed to such term in the AMRESCO, INC. Retirement Savings and Profit Sharing Plan and Trust.

     (w) Shares means the shares of common stock of AMRESCO, par value $0.05 per share.

     (x) Subsidiary means any corporation, partnership, joint venture or other entity in which AMRESCO has a fifty percent
(50%) or greater voting interest.

ARTICLE 3.  Administration

     3.1 The Committee. The Plan shall be administered by the Stock Option and Bonus Committee of the Board, or by any other Committee appointed by the Board consisting of not less than two
(2) Directors who meet the disinterested administration requirements of Rule 16b-3 or any successor thereto under the Exchange Act. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors.

     The Committee shall be comprised solely of Directors who are eligible to administer the Plan pursuant to Rule 16b-3(c)(2) or any successor thereto under the Exchange Act. However, if for any reason any member of the Committee does not qualify to administer the Plan, as contemplated by Rule 16b-3(c)(2) of the Exchange Act, the Board of Directors may appoint a new Committee member who complies with Rule 16b-3(c)(2).

     3.2 Authority of the Committee. Subject to the provisions hereof, the Committee shall have full power to select the Employees and other Persons who are responsible for the future growth and success of AMRESCO, who may include, without limitation, consultants, independent contractors or other providers of services to AMRESCO, who shall participate herein (who may change from year to year); determine the size and types of Awards; determine the terms and conditions of Awards in a manner consistent herewith (including vesting provisions and the duration of the Awards); construe and interpret the Plan and any agreement or instrument entered into hereunder; establish, amend or waive rules and regulations for the Plan's administration; and (subject to the provisions of Article 11) amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided herein, including to establish different terms and conditions relating to the effect of the termination of employment or other service to AMRESCO. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration hereof. As permitted by law, the Committee may delegate its authority hereunder.

     3.3 Decisions Binding. All determinations and decisions made by the Committee pursuant to the provisions hereof and all related orders and resolutions of the Board shall be final, conclusive and binding on all Persons, including AMRESCO, the stockholders, Employees, Participants and their estates and beneficiaries.

ARTICLE 4.     Shares Subject to the Plan

     4.1  Number of Shares.  Subject to adjustment as provided in
Section 4.3, the total number of Shares available for grant of Awards shall be an aggregate of eight hundred seventy-five thousand (875,000). These Shares may, in the discretion of AMRESCO, be either authorized but unissued Shares or shares held as treasury shares, including Shares purchased by AMRESCO.

     The following rules shall apply for purposes of the determination of the number of Shares available for grant hereunder;

          (a) The grant of an Option shall reduce the Shares available for grant hereunder by the number of shares subject to such Award.

          (b) While an Option is outstanding, it shall be counted against the authorized pool of Shares, regardless of its vested status.

     4.2 Lapsed Awards. If any Award is canceled, terminates, expires or lapses for any reason, any Shares subject to such Award shall again be available for the grant of an Award. However, in the event that prior to the Award's cancellation, termination, expiration or lapse, the holder of the Award at any time received one (1) or more benefits of ownership pursuant to such Award (as defined by the Securities and Exchange Commission, pursuant to any rule or interpretation promulgated under Section 16 of the Exchange Act), the Shares subject to such Award shall not be made available for regrant hereunder.

     4.3 Adjustments in Authorized Shares. In the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of AMRESCO, any reorganization (whether or not such reorganization comes within the definition of such term in Code
Section 368) or any partial or complete liquidation of AMRESCO, such adjustment shall be made in the number and class of Shares which may be delivered hereunder, and in the number and class of and/or price of Shares subject to outstanding Awards, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Award shall always be a whole number and the Committee shall make such adjustments as are necessary to insure Awards of whole Shares.

ARTICLE 5.  Eligibility and Participation

     Any key Employee of AMRESCO, or of any Subsidiary, including any such Employee who is also a director of AMRESCO, or of any Subsidiary, or any other Person, including consultants, independent contractors or other service providers, whose judgment, initiative and efforts contribute or may be expected to contribute materially to the successful performance of AMRESCO or any Subsidiary shall be eligible to receive an Award. In determining the Employees and other Persons to whom an Award shall be granted and the number of Shares which may be granted pursuant to that Award, the Committee shall take into account the duties of the respective Person, their present and potential contributions to the success of AMRESCO or any Subsidiary, and such other factors as the Committee shall deem relevant in connection with accomplishing the purpose hereof.

     No person who is a member of the Committee shall be eligible to be granted any Award hereunder while so serving.

ARTICLE 6.     Stock Options

     6.1  Grant of Options.   Subject to the terms and provisions
hereof, Options may be granted to Employees or other Persons at any time and from time to time as shall be determined by the Committee. The Committee shall have discretion in determining the number of Shares subject to Options granted to each Participant; provided, however, that in the case of any ISO, only an Employee may receive such grant and the aggregate Fair Market Value (determined at the time such Option is granted) of the Shares to which ISOs are exercisable for the first time by the Optionee during any calendar year (hereunder and under all other Incentive Stock Option Plans of AMRESCO and any Subsidiary) shall not exceed $100,000. The Committee may grant a Participant ISOs, NQSOs or a combination thereof, and may vary such Awards among Participants.

     6.2 Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains and such other provisions as the Committee shall determine. The Award Agreement shall further specify whether the Award is intended to be an ISO or an NQSO. Any portion of an Option that is not designated as an ISO or otherwise fails or is not qualified to be treated as an ISO (even if designated as an ISO) shall be a NQSO.

     6.3 Option Price. The Option Price for each grant of an ISO shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the date the ISO is granted. In no event, however, shall any Participant, who at the time he would otherwise be granted an Option owns (within the meaning of Section 424(d) of the Code) stock of AMRESCO possessing more than ten percent (10%) of the total combined voting power of all classes of stock of AMRESCO be eligible to receive an ISO at an Option Price less than one hundred ten percent (110%) of the Fair Market Value of a Share on the date the ISO is granted. The price at which each Share covered by each NQSO shall be purchased by an Optionee shall be established by the Committee, but in no event shall such price be less than eighty-five percent (85%) of the Fair Market Value (or such lower percentage of Fair Market Value as may be established by Internal Revenue Service rules or regulations as the limit for granting discounted stock options without causing immediate tax consequences to the Participant) of a Share on the date the Option is granted.

     6.4  Duration of Options.     Each Option shall expire at
such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary date of its grant; provided, further, however, that any ISO granted to any Participant who at such time owns (within the meaning of Section 424(d) of the Code) stock of AMRESCO possessing more than ten percent (10%) of the total combined voting power of all classes of stock in AMRESCO, shall be exercisable not later than the fifth (5th) anniversary date of its grant.

     6.5  Exercise of Options.     Options shall be exercisable
at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant. Each Option shall be exercisable for such number of Shares and at such time or times, including periodic installments, as may be determined by the Committee at the time of the grant. Except as otherwise provided in the Award Agreement or Article 10, the right to purchase Shares that are exercisable in periodic installments shall be cumulative so that when the right to purchase any Shares has accrued, such Shares or any part thereof may be purchased at any time thereafter until the expiration or termination of the Option.

     6.6 Payment. Options shall be exercised by the delivery of a written notice of exercise to AMRESCO, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. The Option Price upon exercise of any Option shall be payable to AMRESCO in full either: (a) in cash, or (b) if approved by the Committee, by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price), or (c) by a combination of (a) and (b). The Committee also may allow cashless exercises as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law.

     As soon as practicable after receipt of a written notification of exercise and full payment, AMRESCO shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

     6.7 Termination of Employment Due to Death, Disability or Retirement. Unless otherwise provided by the Committee in an Award Agreement, the following rules shall apply in the event of the Participant's termination of employment due to death, Disability, or Retirement. With respect to a Participant that is a non-employee director of AMRESCO or is otherwise not an Employee, the following references to employment shall be deemed to be references to service as a director or in such other capacity as is determined by the Committee:

          (a)  Termination by Death.    In the event the
     Participant dies while actively employed, all outstanding Options granted to that Participant shall immediately vest and shall remain exercisable at any time prior to their expiration date, or for two (2) years after the date of death, whichever period is shorter, by (i) such Person(s) as shall have been named as the Participant's beneficiary, (ii) such Person(s) that have acquired the Participant's rights under such Options by will or by the laws of descent and distribution, (iii) the Participant's estate or representative of the Participant's estate or (iv) by a transferee of the Option who has acquired the Option in a transaction that is permitted by Section 6.9.

          (b)  Termination by Disability.    In the event the
     employment of a Participant is terminated by reason of Disability, all outstanding Options granted to that Participant shall immediately vest as of the date the Committee determines the definition of Disability to have been satisfied and shall remain exercisable at any time prior to their expiration date, or for one (1) year after the date that the Committee determines the definition of Disability to have been satisfied, whichever period is shorter, by the Participants duly appointed guardian or other legal representative.

          (c)  Termination by Retirement.    In the event the
     employment of a Participant is terminated by reason of Retirement, all outstanding Options granted to that Participant shall immediately vest and shall remain exercisable at any time prior to their expiration date, or for three (3) months after the effective date of Retirement, whichever period is shorter.

          (d) Employment Termination Followed by Death. In the event that a Participant's employment terminates by reason of Disability or Retirement, and within the exercise period following such termination the Participant dies, then the remaining exercise period for outstanding Options shall be one (1) year following death. Such Options shall be exercisable by the persons specified in subsection (a) above.

     6.8 Termination of Employment for Other Reasons. If the employment of a Participant shall terminate for any reason other than the reasons set forth in Section 6.7, all Options held by the Participant which are not vested as of the effective date of employment termination immediately shall be forfeited to AMRESCO (and shall once again become available for grant hereunder). However, the Committee, in its sole discretion, shall have the right to immediately vest all or any portion of such Options, subject to such terms as the Committee, in its sole discretion, deems appropriate.

     In the event an Employee's employment is terminated by AMRESCO for Cause, or an Employee voluntarily terminates his employment (other than upon retirement), the rights under any then vested outstanding Options shall terminate immediately upon such termination of employment. If the Employee's employment is terminated by AMRESCO without Cause, any Options vested as of the date of termination shall remain exercisable at any time prior to their expiration date or for three (3) months after his date of termination of employment, whichever period is shorter.

     6.9 Limited Transferability. A Participant may transfer an Option to members of his or her Immediate Family, to one or more trusts for the benefit of such Immediate Family members, or to one or more partnerships where such Immediate Family members are the only partners, if (i) the Award Agreement evidencing such Option expressly provides that the Option may be transferred and
(ii) the Participant does not receive any consideration in any form whatsoever for said transfer. Any Option so transferred shall continue to be subject to the same terms and conditions in the hands of the transferee as were applicable to said Option immediately prior to the transfer thereof. Any reference in any such Award Agreement to the employment by or performance of services for AMRESCO by the Participant shall continue to refer to the employment of or performance by the transferring Participant. For purpose hereof, Immediate Family shall mean the Participant and the Participant's spouse, and their respective ancestors and descendants. Any Option that is granted pursuant to any Award Agreement that did not initially expressly allow the transfer of said Option and that has not been amended to expressly permit such transfer, shall not be transferable by the Participant otherwise than by will or by the laws of descent and distribution and such Option thus shall be exercisable during the Participant's lifetime only by the Participant.

ARTICLE 7.     Beneficiary Designation

     Each Participant hereunder may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit hereunder is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by AMRESCO and shall be effective only when filed by the Participant, in writing, with AMRESCO during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

     The spouse of a married Participant domiciled in a community property jurisdiction shall join in any designation of beneficiary or beneficiaries other than the spouse.

ARTICLE 8.     Deferrals

     The Committee may permit a Participant to defer to another plan or program delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such deferrals.

ARTICLE 9.     Rights of Employees

     9.1  Employment.    Nothing herein shall interfere with or
limit in any way the right of AMRESCO or a Subsidiary to terminate any Participant's employment or engagement by AMRESCO at any time, nor confer upon any Participant any right to continue in the employ or service of AMRESCO or a Subsidiary. For purpose hereof, transfer of employment of a Participant between AMRESCO and any one of its Subsidiaries (or between Subsidiaries) shall not be deemed a termination of employment.

     9.2 Participation. No Employee shall have the right to be selected to receive an Award, or, having been so selected, to be selected to receive a future Award.

ARTICLE 10.    Change in Control

     Upon the occurrence of a Change in Control, except as provided in the Award Agreement or unless otherwise specifically prohibited by the terms of Article 15.

          (a) Any and all Options granted hereunder shall become fully vested and immediately exercisable;

          (b) Subject to Article 11, the Committee shall have the authority to make any modifications to the Awards as determined by the committee to be appropriate before the effective date of the Change in Control.

ARTICLE 11.    Amendment, Modification and Termination

     11.1 Amendment Modification and Termination. The Board may, at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part.

     11.2 Awards Previously Granted.    No termination, amendment
or modification hereof shall adversely affect in any material way any Award previously granted hereunder, without the written consent of the Participant holding such Award. The Committee with the written consent of the Participant holding such Award, shall have the authority to cancel Awards outstanding and grant replacement Awards therefore.


     11.3 Compliance With Code Section 162(m).    At all times
when the Committee determines that compliance with Code Section 162(m) is desired, all Awards shall comply with the requirements of Code Section 162(m). In addition, in the event that changes are made to Code Section 162(m) to permit greater flexibility with respect to any Award or Awards, the Committee may, subject to this Article 11, make any adjustments it deems appropriate.

ARTICLE 12.    Withholding

     12.1 Tax Withholding.    AMRESCO shall have the power and
the right to deduct or withhold, or require a Participant to remit to AMRESCO, an amount sufficient to satisfy federal, state and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event arising in connection with an Award.

     12.2 Share Withholding. With respect to withholding required upon the exercise of Options, or upon any other taxable event arising as a result of Awards granted hereunder which are to be paid in the form of Shares, a Participant may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having AMRESCO withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All elections shall be irrevocable, made in writing, signed by the Participant, and elections by Insiders shall additionally comply with all legal requirements applicable to Shares transactions by such Participants.

ARTICLE 13.    Indemnification

     Each person who is or shall have been a member of the Committee, or the Board, shall be indemnified and held harmless by AMRESCO against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be party or in which he or she may be involved by reason of any action taken or failure to act hereunder and against and from any and all amounts paid by him or her in settlement thereof, with AMRESCO's approval, or paid by him in satisfaction of any judgment in any such action, suit or proceeding against him, provided he shall give AMRESCO an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall be in addition to any other rights of indemnification to which such persons may be entitled under AMRESCO's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that AMRESCO may have to indemnify them or hold them harmless.

ARTICLE 14.    Successors

     All obligations of AMRESCO hereunder, with respect to Awards, shall be binding on any successor to AMRESCO, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of AMRESCO.

ARTICLE 15.    Legal Construction

     15.1 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

     15.2 Severability. In the event any provision hereof shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts hereof, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     15.3 Requirements of Law.     The granting of Awards and the
issuance of Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

     15.4 Regulatory Approvals and Listing. AMRESCO shall not be required to issue any certificate or certificates for Shares hereunder prior to (i) obtaining any approval from any governmental agency which AMRESCO shall, in its discretion, determine to be necessary or advisable, (ii) the admission of such Shares to listing on any national securities exchange or Nasdaq on which AMRESCO's Shares may be listed and (iii) the completion of any registration or other qualification of such Shares under any state or federal law or ruling or regulations of any governmental body which AMRESCO shall, in its sole discretion, determine to be necessary or advisable.

     Notwithstanding any other provision set forth herein, if required by the then-current Section 16 of the Exchange Act, any derivative security or equity security offered pursuant hereto to any Insider may not be sold or transferred for at least six (6) months after the date of grant of such Award. The terms equity security and derivative security shall have the meanings ascribed to them in the then-current Rule 16(a) under the Exchange Act.

     15.5 Securities Law Compliance.    With respect to Insiders,
transactions hereunder are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provisions hereof or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

     15.6 Governing Law. To the extent not preempted by federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware.